SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane

Austin, Texas 78752

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.07 Submission of Matters to a Vote of Security Holders	1

Item 9.01 Financial Statements and Exhibits	1

Signature	2

Exhibit Index	3

99.1	News Release issued by Citizens, Inc. on June 9, 2017.

99.2	2017 Annual Meeting Final Certified Vote Tabulation

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2017, Citizens, Inc. (“Citizens”) announced the addition of Christopher (“Chris”) W. Claus and J.D. (“Chip”) Davis, Jr. to its Board of Directors.

Mr. Claus, age 56, had a 20 year career as an executive at USAA of San Antonio, Texas. From 2013 – 2014, Mr. Claus served as Executive Vice President of USAA’s Enterprise Advice Group. Prior to that, Mr. Claus served as President of USAA’s Financial Advice and Solutions Group from 2007 to 2013. From 2001 to 2006, Mr. Claus served as President of USAA’s Insurance Management Company. Mr. Claus will serve on Citizens’ Executive Committee. He also concurrently serves as Lead Director and on the Audit Committee of TrueCar (NASDAQ:TRUE), a digital automotive marketplace.

Mr. Davis, age 66, had a 40-year insurance career with National Farm Life Insurance Company (“NFLIC”) of Ft. Worth, Texas. During his career, Mr. Davis served as President, CEO and Chairman of NFLIC’s board of directors. Mr. Davis will serve on Citizens’ Compensation Committee and Executive Committee.

Subsequent to the filing and mailing of Citizens’ Proxy Statement for its 2017 Annual Meeting of Shareholders (the “Annual Meeting”), the Nominating and Corporate Governance Committee (the “Committee”) was informed that two of the Company’s existing Class B directors – Harold E. Riley and Dottie S. Riley – intended to retire from the Board upon the expiration of their current term on June 6, 2017. After interviewing and vetting various director candidates, the Committee nominated Mr. Claus and Mr. Davis as Class B directors, pending review by the sole Class B shareholder and upon election by the sole Class B shareholder at the 2017 Annual Meeting. Mr. Claus and Mr. Davis subsequently were elected to the Board of Directors at the Annual Meeting by Citizens’ sole Class B shareholder, the Harold E. Riley Trust.

There are no arrangements or understandings between either Mr. Claus or Mr. Davis and any other persons pursuant to which either Mr. Claus or Mr. Davis was named a director of the Company. Neither Mr. Claus nor Mr. Davis have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Citizens Board also announced its Board Committee assignments. Gerald Shields replaced Dr. E. Dean Gage as a member of Citizens Audit Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2017, Citizens held its Annual Meeting of Shareholders. At the meeting, Citizens Class A shareholders elected Dr. E. Dean Gage, Gov. Francis A. Keating, Steve Shelton and Dr. Robert Sloan as directors, and Citizens Class B shareholder, elected Christopher “Chris” W. Claus, J.D. “Chip” Davis, Dr. Terry Maness, Gerald W. Shields and Grant Teaff as directors. There were no other persons nominated to serve on Citizens Board. Citizens’ shareholders also approved the compensation of its Named Executive Officers (“Say on Pay”), an annual non-binding shareholder advisory vote on executive compensation (“Say on Frequency”) and Citizens, Inc. Omnibus Incentive Plan. Further, its shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2017. The number of votes cast for, against or withheld, as well as the number of abstentions, non-votes and uncast ballots as to each matter voted upon can be found in the 2017 Annual Meeting Final Certified Vote Tabulation attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release issued by Citizens, Inc. on June 9, 2017.

99.2	2017 Annual Meeting Final Certified Vote Tabulation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Geoffrey M. Kolander
CEO

Date: June 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by Citizens, Inc. on June 9, 2017.

99.2	2017 Annual Meeting Final Certified Vote Tabulation

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